                                                                EXHIBIT 3a (iii)

                            Filed with the Department of State on July 27, 2000.

                            Kim Pizzingrilli
                            ----------------------------------------------------
                                        Secretary of the Commonwealth

             ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                            DSCB:15-1915 (Rev 90)



        In compliance with the requirements of 15 Pa.C.S. (S) 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.  The name of the corporation is:  Bell Atlantic - Pennsylvania, Inc.
                                   ---------------------------------------------

    ----------------------------------------------------------------------------

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

    (a)   1717 Arch Street, 32nd Fl. Philadelphia,  PA      19103   Philadelphia
        ------------------------------------------------------------------------
          Number and Street             City       State     Zip      County

    (b) c/o:
            --------------------------------------------------------------------
              Name of Commercial Registered Office Provider           County

    For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.  The statute by or under which is incorporated is:  Pennsylvania Business
                                                      --------------------------
    Corporation Law
    ----------------------------------------------------------------------------

4.  The date of its incorporation is:   September 18, 1879
                                       -----------------------------------------

5.  (Check, and if appropriate complete, one of the following):

    ___The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

     X The amendment shall be effective on:    August 1, 2000  at
    ---                                     ------------------    --------------
                                                   Date                Hour

6.  (Check one of the following):

    ___The amendment was adopted by the shareholders (or members) pursuant to 15
       Pa.C.S. (S) 1914(a) and (b).

     X The amendment was adopted by the board of directors pursuant to
    ---
       15 Pa.C.S. (S) 1914(c).

7.  (Check, and if appropriate complete, one of the following):

     X The amendment adopted by the corporation, set forth in full, is as
    ---
       follows:

           The name of the Corporation is Verizon Pennsylvania Inc.

    ___ The amendment adopted by the corporation as set forth in full in Exhibit A attached hereto and made a part hereof.

8. ___ The restated Articles of incorporation supersede the original Articles and all amendments thereto.


    IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 30th day of June, 2000.



                                        Bell Atlantic - Pennsylvania, Inc.
                                       -----------------------------------------
                                                  (Name of Corporation)

                                       BY:  /s/ Julia A. Conover
                                          --------------------------------------
                                                        (Signature)

                                       TITLE:  Julia A. Conover, Vice President
                                             -----------------------------------